ENERGIZER HOLDINGS, INC.
                            2000 INCENTIVE STOCK PLAN

Section  I.  General  Provisions

A.  Purpose  of  Plan

The purpose of the Energizer Holdings, Inc. Incentive Stock Plan (the "Plan") is to enhance the profitability and value of the Company for the benefit of its shareholders by providing for stock options and other stock awards to attract, retain and motivate officers and other key employees who make important contributions to the success of the Company, and to provide equity-linked compensation for directors.

B. Definitions of Terms as Used in the Plan

"Affiliate" shall mean any entity fifty percent or more of whose outstanding voting securities, or beneficial ownership for entities other than corporations, is owned, directly or indirectly, by the Company, or which otherwise controls, is controlled by, or is under common control with, the Company.

"Award" shall mean an Option, including a Restoration Option, or any Other Stock Award, granted under the terms of the Plan.

"Award Agreement" shall mean the document or documents evidencing an Award granted under the Plan.

"Board"  shall  mean  the  Board  of  Directors  of  the  Company.

"Code" shall mean the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.

"Committee" shall mean the Nominating and Executive Compensation Committee of the Board, or any successor committee the Board may designate to administer the Plan. Each member of the Committee shall be (i) an "outside director" within the meaning of Section 162(m) of the Code, subject to any transitional rules applicable to the definition of outside director, and (ii) a "Non-Employee Director" within the meaning of Rule 16b-3 under the Exchange Act, or otherwise qualified to administer the Plan as contemplated by that Rule or any successor Rule under the Exchange Act.

"Common Stock" shall mean Energizer Holdings, Inc. $.01 par value Common Stock, and, at the discretion of the Board, may also mean any other authorized class or series of common stock of an Affiliate or common stock of the Company outstanding upon the reclassification of the Common Stock or any other class or series of common stock, including, without limitation, by means of any stock split, stock dividend, creation of targeted stock, or other distributions of stock in respect of stock, or any reverse stock split, or by reason of any recapitalization, merger or consolidation of the Company.

"Company"  shall  mean  Energizer  Holdings,  Inc.

"Corporate Officer" shall mean any President, Chief Executive Officer, Corporate Vice President, Controller, Secretary or Treasurer of the Company, and any other officers designated as corporate officers by the Board.

"Director"  shall  mean  any  member  of  the  Board.

"Employee" shall mean any person who is employed by the Company or an Affiliate, including Corporate Officers.

"Exchange  Act"  shall  mean  the  Securities  Exchange Act of 1934, as amended.

"Fair Market Value" of the Common Stock shall mean the closing price as reported on the Composite Tape of the New York Stock Exchange, Inc. on the date that such Fair Market Value is to be determined, or if no shares were traded on the determination date, the immediately preceding day on which the Common Stock was traded, or the fair market value as determined by any other method adopted by the Committee (or with respect to Awards granted to Directors, by the Board) which the Committee or the Board, as the case may be, may deem appropriate under the circumstances, or as may be required in order to comply with or to conform to the requirements of applicable laws or regulations.

"Incentive Stock Options" shall mean Options that qualify as such under Section 422 of the Code.

"Non-Qualified Stock Options" shall mean Options that do not qualify as Incentive Stock Options.

"Option" shall mean the right, granted under the Plan, to purchase a specified number of shares of Common Stock, at a fixed price for a specified period of time.

"Other  Stock Award" shall mean any Award granted under Section III of the Plan.

"Phantom Stock Option" shall mean an Option, granted under the Plan, which provides that in lieu of receiving shares of Common Stock upon exercise, the recipient will receive an amount equal to the excess of the Fair Market Value of the Common Stock at exercise over the exercise price set forth in the Award Agreement for the Phantom Stock Option.

"Restoration Option" shall mean an Option granted upon exercise of an outstanding Option, provided that the exercise price is paid by tendering previously owned shares of Common Stock by the Employee or Director.

"Restricted Stock Award" shall mean an Award of shares of Common Stock on which are imposed restrictions on transferability or other shareholder rights, including, but not limited to, restrictions which subject such Award to a "substantial risk of forfeiture" as defined in Section 83 of the Code.

"Stock Appreciation Right" shall mean a right granted under the terms of the Plan to receive an amount equal to the excess of the Fair Market Value of one share of Common Stock as of the date of exercise of the Stock Appreciation Right over the price per share of Common Stock specified in the Award Agreement of which it is a part.

"Termination for Cause" shall mean an Employee's termination of employment with the Company or an Affiliate because of the Employee's willful engaging in gross misconduct, provided, however, that a Termination for Cause shall not include termination attributable to (i) poor work performance, bad judgment or negligence on the part of the Employee, (ii) an act or omission believed by the Employee in good faith to have been in or not opposed to the best interests of the Company and reasonably believed by the Employee to be lawful, or (iii) the good faith conduct of the Employee in connection with a change of control of the Company (including opposition to or support of such change of control).

C.  Scope  of  Plan  and  Eligibility

Any Employee selected by the Committee, and any member of the Board, shall be eligible for any Award contemplated under the Plan.

D.  Authorization  and  Reservation

The Company shall establish a reserve of authorized shares of Common Stock in the amount of 15,000,000 shares. This reserve shall represent the total number of shares of Common Stock that may be presently issued pursuant to Awards, including Restoration Options, subject to increase as described below. The reserves may consist of authorized but unissued shares of Common Stock or of reacquired shares, or both. Upon the forfeiture or expiration of an Award, all shares of Common Stock not issued thereunder shall become available for the granting of additional Awards. In addition, when a Restoration Option is granted upon the tendering of shares of Common Stock in payment of the exercise price of any Options, the reserve shall be increased in an amount equal to the number of shares so tendered, and such additional reserved shares shall become available for the granting of additional Awards. Awards under the Plan which are payable in cash will not be counted against the reserve unless actual payment is made in shares of Common Stock instead of cash.

E.  Grant  of  Awards  and  Administration  of  the  Plan

1. The Committee shall determine those Employees eligible to receive Awards and the amount, type and terms of each Award, subject to the provisions of the Plan, and it shall have the power to delegate responsibility to others to select Employees other than Corporate Officers eligible to receive Awards and the amount of each such Award, on terms determined by the Committee. The Board shall determine the amount, type and terms of each Award to a Director, subject to the provisions of the Plan. In making any determinations under the Plan, the Committee or the Board, as the case may be, shall be entitled to rely on reports, opinions or statements of officers or employees of the Company, as well as those of counsel, public accountants and other professional or expert persons. All determinations, interpretations and other decisions under or with respect to the Plan or any Award by the Committee or the Board, as the case may be, shall be final, conclusive and binding upon all parties, including without limitation, the Company, any Employee or Director, and any other person with rights to any Award under the Plan, and no member of the Board or the Committee shall be subject to individual liability with respect to the Plan.

2. The Committee shall administer the Plan and, in connection therewith, it shall have full power to construe and interpret the Plan, establish rules and regulations and perform all other acts it believes reasonable and proper, including the power to delegate responsibility to others to assist it in administering the Plan. To the extent, however, that such construction and interpretation or establishment of rules and regulations relates to or affects any Awards granted to Directors, the Board must ratify such construction, interpretation or establishment.

3. During the term of the Plan, the aggregate number of shares of Common Stock that may be the subject of performance-based Awards (as defined in Section 162(m) of the Code), excluding Restoration Options, that may be granted to an Employee or Director during any one fiscal year may not exceed 1,900,000. The aggregate number of shares of Common Stock that may be the subject of Restoration Options that may be granted to an Employee or Director during any one fiscal year may not exceed 950,000. These amounts are subject to adjustment as provided in Section VI. F. below. The maximum number of shares with regard to which Options and Stock Appreciation Rights may be granted to any individual during any one fiscal year is 1,900,000. Any stock-related deferred compensation will not be applied against this limit. Awards granted in a fiscal year but cancelled during that same year will continue to be applied against the annual limit for that year, despite cancellation.

4. Awards granted under the Plan shall be evidenced in the manner prescribed by the Committee from time to time in accordance with the terms of the Plan. The terms of each Award shall be set forth in an Award Agreement, and the Committee may require that a recipient execute and deliver the Award Agreement to the Company in order to evidence his or her acceptance of the Award.

Section  II.  Stock  Options

A.  Description

The Committee or, in the case of Awards granted to Directors, the Board, may grant Incentive Stock Options and it may grant Non-Qualified Stock Options. At the discretion of the Committee or the Board, in the case of Options granted to Directors, an Employee or Director may also be eligible to receive a Restoration Option in connection with an Option exercise, as more particularly set forth below.

B.  Terms  and  Conditions

1. Each Option shall be set forth in a written Award Agreement containing such terms and conditions as the Committee, or in the case of Awards granted to Directors, the Board, may determine, subject to the provisions of the Plan.

2. The option price of shares of Common Stock subject to any Option shall not be less than the Fair Market Value of the Common Stock at the time that the Option is granted.

3. The Committee, or in the case of Awards granted to Directors, the Board, shall determine the vesting schedules and the terms, conditions and limitations governing exercisability of Options granted under the Plan. Unless accelerated in accordance with its terms, an Option may not be exercised until a period of at least one year has elapsed from the date of grant, and the term of any Option granted hereunder shall not exceed ten years.

4. The purchase price of any shares of Common Stock pursuant to exercise of any Option must be paid in full upon such exercise. The payment shall be made in cash, in United States dollars, or by tendering shares of Common Stock owned by the Employee or Director (or the person exercising the Option). If shares of Common Stock are tendered, they must have been owned at least six months prior to the date of tender (or such other time period as may be determined by the Committee).

5. The terms and conditions of any Incentive Stock Options granted hereunder shall be subject to and shall be designed to comply with, the provisions of
Section 422 of the Code, and any other administrative procedures adopted by the Committee from time to time. Incentive Stock Options may not be granted to any person who is not an Employee at the time of grant.

C.  Restoration  Options

The Committee, or, in the case of Awards granted to Directors, the Board, may provide either at the time of grant or subsequently that an option include the right to acquire a Restoration Option. An option which provides for the grant of a Restoration Option shall entitle the Employee or Director, upon exercise of the option (in whole or in part) prior to termination of employment or retirement or resignation as a Director, and payment of the exercise price in shares of Common Stock, to receive a Restoration Option. In addition to any other terms and conditions set forth in the Award Agreement, the Restoration Option shall be subject to the following terms: (i) the number of shares of Common Stock which are the subject of the Restoration Option shall not exceed the number of shares used to satisfy the option price of the original option (which shares must have been owned for the time period described in B.4. above),
(ii) the grant date of the Restoration Option will be the date of exercise of the original option, (iii) the exercise price per share shall be the Fair Market Value on the Restoration Option grant date, (iv) the Restoration Option, unless accelerated, in accordance with its terms, shall be exercisable no earlier than one year after its grant date, (v) the term of the Restoration Option shall not extend beyond the term of the original option, and (vi) the Restoration Option will comply with all other provisions of the Plan. The Committee, or in the case of Awards granted to Directors, the Board, shall, in addition to all other powers granted to it under the Plan, have the power to designate any limitations on the frequency of the grants of Restoration Options to any Employee or Director, and may require, as a condition to the grant of Restoration Options, that the recipient agree not to resell shares received upon exercise of the original option (which original option may be a Restoration Option) for a specific period.


Section  III.  Other  Stock  Awards

In addition to Options, the Committee or, in the case of Awards granted to Directors, the Board may grant Other Stock Awards payable in Common Stock or cash, upon such terms and conditions as the Committee or Board may determine, subject to the provisions of the Plan. Other Stock Awards may include, but are not limited to, the following types of Awards:

A.  Restricted  Stock  Awards

The Committee or, in the case of Awards granted to Directors, the Board may grant Restricted Stock Awards, each of which consists of a grant of shares of Common Stock, subject to terms and conditions determined by the Committee or Board in its sole discretion as well as to the provisions of the Plan. Such terms and conditions shall be set forth in a written Award Agreement. The shares of Common Stock granted will be restricted and may not be sold, pledged, transferred or otherwise disposed of until the lapse or release of restrictions in accordance with the terms of the Award Agreement and the Plan. Prior to the lapse or release of restrictions, all shares of Common Stock which are the subject of a Restricted Stock Award are subject to forfeiture in accordance with
Section IV of the Plan. Shares of Common Stock issued pursuant to a Restricted Stock Award will be issued for no monetary consideration.

B.  Stock  Related  Deferred  Compensation

The Committee may, in its discretion, permit the deferral of payment of an Employee's cash bonus or other cash compensation in the form of either Common Stock or Common Stock equivalents (with each such equivalent corresponding to a share of Common Stock), under such terms and conditions as the Committee may prescribe in the Award Agreement relating thereto, including the terms of any deferred compensation plan under which such Common Stock equivalents may be granted. In addition, the Committee may, in any fiscal year, provide for an additional matching deferral to be credited to an Employee's account under such deferred compensation plans. The Committee may also permit account balances of other cash or mutual fund accounts maintained pursuant to such deferred compensation plans to be converted, at the discretion of the participant, into the form of Common Stock equivalents, or to permit Common Stock equivalents to be converted into account balances of such other cash or mutual fund accounts, upon the terms set forth in such plans as well as such other terms and conditions as the Committee may, in its discretion, determine. The Committee may, in its discretion, determine whether any deferral in the form of Common Stock equivalents, including deferrals under the terms of any deferred compensation plans of the Company, shall be paid on distribution in the form of cash or in shares of Common Stock.

C.  Stock  Appreciation  Rights  and  Phantom  Stock  Options

The Committee or in the case of Awards granted to Directors, the Board, may, in its discretion, grant Stock Appreciation Rights or Phantom Stock Options to Employees or Directors, subject to terms and conditions determined by the Committee or Board in its sole discretion. Such terms and conditions shall be set forth in a written Award Agreement. Each Stock Appreciation Right or Phantom Stock Option shall entitle the holder thereof to elect, prior to its cancellation or termination, to exercise such unit or option and receive either cash or shares of Common Stock, or both, as the Committee or Board may determine, in an aggregate amount equal in value to the excess of the Fair Market Value of the Common Stock on the date of such election over the Fair
Market Value on the date of grant of the Stock Appreciation Right or Phantom Stock Option; except that if an option is amended to include Stock Appreciation Rights, the designated Fair Market Value in the applicable Award Agreement may be the Fair Market Value on the date that the Option was granted. The Committee or Board may provide that a Stock Appreciation Right shall be automatically exercised on one or more specified dates. Stock Appreciation Rights may be granted on a "free-standing" basis or in conjunction with all or a portion of the shares of Common Stock covered by an Option, either at the time of grant of the Option or at any time thereafter during the term of the Option. In addition to any other terms and conditions set forth in the Award Agreement, Stock Appreciation Rights and Phantom Stock Options shall be subject to the following terms: (i) Stock Appreciation Rights and Phantom Stock Options, unless accelerated in accordance with their terms, may not be exercised within the first year after the date of grant, (ii) the Committee or Board, as the case may be, may, in its sole discretion, disapprove an election to surrender any Stock Appreciation Right or Phantom Stock Option for cash in full or partial settlement thereof, provided that such disapproval shall not affect the recipient's right to surrender the Stock Appreciation Right or Phantom Stock Option at a later date for shares of Common Stock or cash, and (iii) no Stock Appreciation Right or Phantom Stock Option may be exercised unless the holder thereof is at the time of exercise an Employee or Director and has been continuously since the date the Stock Appreciation Right or Phantom Stock Option was granted, except that the Committee or Board may permit the exercise of any Stock Appreciation Right or Phantom Stock Option for any period following the recipient's termination of employment or retirement or resignation from the Board, not in excess of the original term of the Award, on such terms and conditions as it shall deem appropriate and specify in the related Award Agreement.

D.  Performance-Based  Other  Stock  Awards

The payment under any Other Stock Award that may be the subject of a performance-based Award (as defined in Section 162(m) of the Code) (hereinafter "Target Award") shall be contingent upon the attainment of one or more pre-established performance goals established by the Committee in writing within ninety (90) days of the commencement of the Target Award performance period (or in the case of a newly hired Employee, before 25% of such Employee's service for such Target Award performance period has lapsed). Such performance goals will be based upon one or more of the following performance-based criteria: (a) earnings per share; (b) income or net income; (c) return measures (including, but not limited to, return on assets, capital, equity or sales); (d) cash flow return on investments which equals net cash flows divided by owners equity; (e) controllable earnings (a division's operating profit, excluding the amortization of goodwill and intangible assets, less a charge for the interest cost for the average working capital investment by the division); (f) operating earnings or net operation earnings; (g) cost control; (h) share price (including, but not limited to, growth measures); (i) total shareholder return (stock price appreciation plus dividends); (j) economic value added; (k) EBITDA; (l) operating margin (m) market share and (n) cash flow from operations. Performance may be measured on an individual, corporate group, business unit, or consolidated basis and may be measured absolutely or relatively to the Company's peers. In establishing the Performance Goals, the Committee may account for the effects of acquisitions, divestitures, extraordinary dividends, stock split-ups, stock dividends or distributions, issuances of any targeted stock, recapitalizations, warrants or rights issuances or combinations, exchanges or reclassifications with respect to any outstanding class or series of Stock, or a corporate transaction, such as any merger of the Company with another corporation, any consolidation of the Company and another corporation into another corporation, any separation of the Company or its business units (including a spinoff or other distribution of stock or property by the Company), any reorganization of the Company (whether or not such reorganization comes within the definition of such term in Code Section 368) or any partial or complete liquidation by the Company, or sale of all or substantially all of the assets of the Company, or other extraordinary items.

The Committee, in its discretion, may cancel or decrease an earned Target Award, but, except as otherwise permitted by Treasury Regulation Section 1.162-27(e)(2)(iii)(C), may not, under any circumstances, increase such award. Before payments are made under a Target Award, the Committee shall certify in writing that the performance goals justifying the payment under Target Award have been met.

Section  IV.  Forfeiture  of  Awards

A. Unless the Committee, or in the case of a Director, the Board, shall have determined otherwise, the recipient of any Award pursuant to the Plan shall forfeit the Award, to the extent not then payable or exercisable, upon the occurrence of any of the following events:

1.  The  recipient  is  Terminated  for  Cause.

2. The recipient voluntarily terminates his or her employment other than by retirement after attainment of age 62, or such other age as may be provided for in the Award Agreement.

3.  The  recipient  engages  in  competition  with the Company or any Affiliate.

4. The recipient engages in any activity or conduct contrary to the best interests of the Company or any Affiliate, including, but not limited to, conduct that breaches the recipient's duty of loyalty to the Company or an Affiliate or that is materially injurious to the Company or an Affiliate, monetarily or otherwise. Such activity or conduct may include: (i) disclosing or misusing any confidential information pertaining to the Company or an Affiliate; (ii) any attempt, directly or indirectly, to induce any Employee of the Company or any Affiliate to be employed or perform services elsewhere, or
(iii) any direct or indirect attempt to solicit, or assist another employer in soliciting, the trade of any customer or supplier or prospective customer of the Company or any Affiliate.

B. The Committee or the Board, as the case may be, may include in any Award Agreement any additional or different conditions of forfeiture it may deem appropriate, and may waive any condition of forfeiture stated above or in the Award Agreement.

C. In the event of forfeiture, the recipient shall lose all rights in and to portions of the Award which are not vested or which are not exercisable. Except in the case of Restricted Stock Awards as to which restrictions have not lapsed, this provision, however, shall not be invoked to require any recipient to transfer to the Company any Common Stock already received under an Award.

D. Such determinations as may be necessary for application of this Section, including any grant of authority to others to make determinations under this Section, shall be at the sole discretion of the Committee, or in the case of Awards granted to Directors, of the Board, and such determinations shall be conclusive and binding.


Section  V.  Beneficiary  Designation;  Death  of  Awardee

A. An Award recipient may file with the Committee a written designation of a beneficiary or beneficiaries (subject to such limitations as to the classes and number of beneficiaries and contingent beneficiaries as the Committee may from time to time prescribe) to exercise, in the event of the death of the recipient, an Option, Stock Appreciation Right or Phantom Stock Option, or to receive, in such event, any Other Stock Awards. The Committee reserves the right to review and approve beneficiary designations. A recipient may from time to time revoke or change any such designation or beneficiary and any designation of beneficiary under the Plan shall be controlling over any other disposition, testamentary or otherwise. However, if the Committee shall be in doubt as to the right of any such beneficiary to exercise any Option, Stock Appreciation Right or Phantom Stock Option, or to receive any Other Stock Award, the Committee may determine to recognize only an exercise by, or right to receive of, the legal representative of the recipient, in which case the Company, the Committee and the members thereof shall not be under any further liability to anyone.

B.  Upon  the  death  of  an  Award  recipient, the following rules shall apply:

1. An Option, to the extent exercisable on the date of the recipient's death, may be exercised at any time within three years after the recipient's death, but not after the expiration of the term of the Option. The Option may be exercised by the recipient's designated beneficiary or personal representative or the person or persons entitled thereto by will or in accordance with the laws of descent and distribution, or by the transferee of the Option in accordance with the provisions of Section VI.A.

2. In the case of any Other Stock Award, any shares of Common Stock or cash payable shall be determined as of the date of the recipient's death, in accordance with the terms of the Award Agreement, and the Company shall issue such shares of Common Stock or pay such cash to the recipient's designated beneficiary or personal representative or the person or persons entitled thereto by will or in accordance with the laws of descent and distribution.


Section  VI.  Other  Governing  Provisions

A.  Transferability

Except as otherwise provided herein, no Award shall be transferable other than by beneficiary designation, will or the laws of descent and distribution, and any right granted under an Award may be exercised during the lifetime of the holder thereof only by Award Recipient or by his/her guardian or legal representative; provided, however, that an Award recipient may be permitted, in the sole discretion of the Committee or its delegee, to transfer to a member of such recipient's immediate family, family trust or family partnership as defined by the Committee or its delegee, an Option granted pursuant to Section II hereof, other than an Incentive Stock Option, subject to such terms and conditions as the Committee or its delegee, in their sole discretion, shall determine.

B.  Rights  as  a  Shareholder

A recipient of an Award shall, unless the terms of the Award Agreement provide otherwise, have no rights as a shareholder, with respect to any Options or shares of Common Stock which may be issued in connection with an Award, until the issuance of a Common Stock certificate for such shares, and no adjustment other than as stated herein shall be made for dividends or other rights for which the record date is prior to the issuance of such Common Stock certificate. In addition, with respect to Restricted Stock Awards, recipients shall have only such rights as a shareholder as may be set forth in the terms of the Award Agreement.


C.  General  Conditions  of  Awards

No Employee, Director or other person shall have any rights with respect to the Plan, the shares of Common Stock reserved or in any Award, contingent or otherwise, until an Award Agreement shall have been delivered to the recipient and all of the terms, conditions and provisions of the Plan applicable to such recipient shall have been met.

D.  Reservation  of  Rights  of  Company

Neither the establishment of the Plan nor the granting of an Award shall confer upon any Employee any right to continue in the employ of the Company or any Affiliate or interfere in any way with the right of the Company or any Affiliate to terminate such employment at any time. No Award shall be deemed to be salary or compensation for the purpose of computing benefits under any employee benefit, pension or retirement plans of the Company or any Affiliate, unless the Committee shall determine otherwise.

E.  Acceleration

The Committee, or, with respect to any Awards granted to Directors, the Board, may, in its sole discretion, accelerate the vesting or date of exercise of any Awards.

F.  Effect  of  Certain  Changes

In the event of any extraordinary dividend, stock split-up, stock dividend, issuance of targeted stock, recapitalization, warrant or rights issuance, or combination, exchange or reclassification with respect to the Common Stock or any other class or series of common stock of the Company, or consolidation, merger or sale of all, or substantially all, of the assets of the Company, the Committee or its delegee shall cause such equitable adjustments as it deems appropriate to be made to the shares reserved under Section I.D of the Plan and the limits on Awards set forth in Section I.E.3 of the Plan, and the Committee or Board shall cause such adjustments to be made to the terms of outstanding Awards to reflect such event and preserve the value of such Awards. In the event that the Committee or Board determines that any such event has a minimal effect on the value of Awards, they may elect not to cause any such adjustments to be made. In all events, the determination of the Committee or Board or their delegee shall be conclusive. If any such adjustment would result in a fractional share of Common Stock being issued or awarded under this Plan, such fractional share shall be disregarded.

G.  Withholding  of  Taxes

The Company shall deduct from any payment, or otherwise collect from the recipient, any taxes required to be withheld by federal, state or local governments in connection with any Award. The recipient may elect, subject to approval by the Committee, to have shares of Common Stock withheld by the Company in satisfaction of such taxes, or to deliver other shares of Common Stock owned by the recipient in satisfaction of such taxes. With respect to Corporate Officers, Directors or other recipients subject to Section 16(b) of the Exchange Act, the Committee or, with respect to Awards granted to Directors, the Board, may impose such other conditions on the recipient's election as it deems necessary or appropriate in order to exempt such withholding from the penalties set forth in said Section. The number of shares to be withheld or delivered shall be calculated by reference to the Fair Market Value of the Common Stock on the date that such taxes are determined.

H.  No  Warranty  of  Tax  Effect

Except as may be contained in the terms of any Award Agreement, no opinion is expressed nor warranties made as to the tax effects under federal, foreign, state or local laws or regulations of any Award granted under the Plan.

I.  Amendment  of  Plan

The Board may, from time to time, amend, suspend or terminate the Plan in whole or in part, and if terminated, may reinstate any or all of the provisions of the Plan, except that (i) no amendment, suspension or termination may apply to the terms of any Award (contingent or otherwise) granted prior to the effective date of such amendment, suspension or termination, in a manner which would reasonably be considered to be adverse to the recipient, without the recipient's consent;
(ii) except as provided in Section VI.F., no amendment may be made to increase the number of shares of Common Stock reserved under Section I.D of the Plan;
(iii) except as provided in Section VI.F., no amendment may be made to increase the limitations set forth in Section 1.E.3 of the Plan, and (iv) no amendment may withdraw the authority of the Committee to administer the Plan.

J.  Construction  of  Plan

The place of administration of the Plan shall be in the State of Missouri and the validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and rights relating to the Plan, shall be determined solely in accordance with the laws of the State of Missouri, without giving regard to the conflict of laws provisions thereof.

K.  Unfunded  Nature  of  Plan

The Plan, insofar as it provides for cash payments, shall be unfunded, and the Company shall not be required to segregate any assets which may at any time be awarded under the Plan. Any liability of the Company to any person with respect to any Award under the Plan shall be based solely upon any contractual obligations which may be created by the terms of any Award Agreement entered into pursuant to the Plan. No such obligation of the Company shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Company.

L.  Successors

All obligations of the Company under the Plan, with respect to any Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business and/or assets of the Company.

Section  VII.  Effective  Date  and  Term

The Plan shall be effective April 1, 2000 and shall continue in effect until December 31, 2009, when it shall terminate. Upon termination, any balances in the reserve established under Section I.D shall be cancelled, and no Awards shall be granted under the Plan thereafter. The Plan shall continue in effect, however, insofar as is necessary, to complete all of the Company's obligations under outstanding Awards or to conclude the administration of the Plan.